Exhibit 24(b)(4)(ii)


                   OPPENHEIMER HIGH YIELD FUND
             Class B Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and other matter lies within 8-5/16" x 10-5/8" decorative border, 5/16" wide)

     (upper left)   box with heading: NUMBER (OF SHARES)

     (upper right)  box with heading: CLASS B SHARES

     (centered
     below boxes)        OPPENHEIMER HIGH YIELD FUND
                    A MASSACHUSETTS BUSINESS TRUST


     (at left) THIS IS TO CERTIFY THAT (at right) SEE REVERSE FOR
                                      CERTAIN DEFINITIONS

                                        box with CUSIP number
                                             683796 205
     (at left)     is the owner of

     (centered)     FULLY PAID CLASS B SHARES OF  BENEFICIAL INTEREST OF

                       OPPENHEIMER HIGH YIELD FUND
               (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.
               (at left                           (at right
               of seal)                            of seal)
               (signature)                        (signature)
               Dated:
     /s/ George C. Bowen                /s/Bridget A. Macaskill

     ---------------------              ---------------------
        George C. Bowen                    Bridget A. Macaskill
               TREASURER                          PRESIDENT


                       (centered at bottom)
                  1-1/2" diameter facsimile seal
                           with legend
                   OPPENHEIMER HIGH YIELD FUND
                               SEAL
                               1986
                  COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMER SHAREHOLDER SERVICES
                                   (A DIVISION OF
                                   OPPENHEIMERFUNDS, INC.
                                   Denver (Colo) Transfer Agent

                                   By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian
_______________
                              (Cust)                        (Minor)

UNDER UGMA/UTMA ___________________
                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

_________________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class B Shares of
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                              ___________________________________
                              (Both must sign if joint
owners)

                              Signature(s)
                               __________________________
                              Guaranteed     Name of Guarantor
                              By:  _____________________________
                              Signature of Officer/Title

(text printed            NOTICE: The signature(s) to this
assignment must vertically to right correspond with the name(s) as written upon the of above paragraph)face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in    Signatures must be guaranteed by a financial
box to left of      institution of the type described in the
current signature(s))         prospectus of the Fund.

PLEASE NOTE: This document contains a             OppenheimerFunds
watermark when viewed at an angle.                "four-hands" logo
type
It is invalid without this watermark:



_________________________________________________________________
            THIS SPACE MUST NOT BE COVERED IN ANY WAY


280\cert.b